INTANGIBLE ASSETS	12 Months Ended
Dec. 31, 2023
Intangible Assets [Abstract]
INTANGIBLE ASSETS	INTANGIBLE ASSETS

US$ MILLIONS	2023	2022
Cost	$18,622	$13,718
Accumulated amortization	(2,777)	(1,896)
Net intangible assets	$15,845	$11,822
Intangible assets are allocated to the following cash generating units:

US$ MILLIONS	2023	2022
North American residential decarbonization infrastructure operation	$3,267	$1,674
Brazilian regulated transmission operation	2,970	2,816
Canadian diversified midstream operation	2,050	2,186
North American rail operations	1,732	1,762
European residential decarbonization infrastructure business(1)	1,198	—
Peruvian toll roads	1,066	1,031
Global intermodal logistics operations(1)	704	—
Indian telecom tower operation	652	682
U.K. wireless infrastructure operation	563	537
Brazilian electricity transmission operation(1)	505	—
U.K. port operation	272	258
Other(2)	866	876
Total	$15,845	$11,822

(1)Refer to Note 6, Acquisition of Businesses, for further details.
(2)Other intangibles are primarily comprised of customer contracts at our Canadian natural gas gathering and processing operation, U.S. colocation data center operation, Colombian natural gas distribution operation, natural gas operation in India and contracted order book at our U.K. regulated distribution operation.
The intangible assets at our North American residential decarbonization infrastructure operation are comprised of contractual customer relationships, customer contracts, brands and various technological upgrades. The contractual customer relationships and customer contracts represent ongoing economic benefits from leasing customers and annuity-based management agreements. Brands represent the intrinsic value customers place on the operation’s various brand names. Our technological upgrades represent various upgrades such as the development of new metering technology. The business generates revenues under long-term contracts with a diversified customer base across North America.
The intangible assets at our Brazilian regulated transmission operation relate to concession arrangements with the local energy regulator, Agência Nacional do Petróleo, Gás Natural e Biocombustíveis (“ANP”). Total capacity is fully contracted under long-term “ship-or-pay” gas transportation agreements (“GTA”) and therefore, the business is exposed to no volume risk, with predefined tariffs annually adjusted for inflation. On April 8, 2021, new legislation was passed in Brazil which provides our Brazilian regulated gas transmission operation the right to operate the gas pipelines perpetually. The intangible assets are amortized on a straight-line basis over the estimated useful life of the underlying infrastructure.
The intangible assets at our Canadian diversified midstream operation relate to long-term take-or-pay and fee-for-service contractual arrangements which are not materially impacted by volume or commodity price fluctuations. These customer relationships and shipping agreements are with investment grade counterparties. Revenues are recognized over time as transportation services are fulfilled. The intangible assets will be amortized on a straight-line basis over the estimated useful life.
The intangible assets at Brookfield Infrastructure’s North American rail operations mainly relate to customer relationships, operating network agreements and track access rights. The business provides critical first and last mile rail services which connect large Class I railroad operators to end customers. Our North American freight revenue is diversified across numerous commodities and the business largely performed in line with expectations.
The intangible assets at our European residential decarbonization infrastructure business is comprised of contractual customer relationships, customer contracts and brands. The contractual customer relationships and customer contracts represent ongoing economic benefits from insurance policies, non-insurance services and affinity marketing contracts. Brands represent the intrinsic value customers place on the operation’s various brand names.
The terms and conditions of the Peruvian toll roads concession, including tariffs that can be charged to the users and the duties to be performed by the operator, are regulated by the Municipalidad Metropolitana de Lima (“MML”) and its municipal arm, Fondo Metropolitano de Inversiones. The service concession provides the operator the right to charge a tariff to vehicles which use the road network over the life of the concession in exchange for the design, construction, improvement, maintenance and operation of the road network. Tariffs are adjusted annually for the Lima Metropolitana Consumer Price Index. The concession arrangement has an expiration date of 2043 at which point the underlying concession assets will be returned to the MML.
The intangible asset at our global intermodal logistics operations primarily relate to customer relationships, which represent the on-going economic benefit from our leasing contracts with customers, in addition to brand, and developed technology. The intangibles are amortized on a straight-line basis over the estimated useful life.
The intangible asset at Brookfield Infrastructure’s Indian telecom tower operation relates primarily to the customer contract with Reliance Jio, India’s largest cellular network operator. Reliance Jio is an anchor tenant of our tower operation under a 30-year Master Service Agreement.
The intangible asset at Brookfield Infrastructure’s U.K wireless infrastructure operation primarily relates to customer contracts and related relationships. The contractual customer contracts and customer relationships represent ongoing economic benefits from leasing space on the existing portfolio of towers and distributed antenna systems. Intangible assets are amortized straight-line over the average remaining contractual period plus a reasonable expectation of long term renewals.
The terms and conditions of the Brazilian electricity transmission concession are regulated by the Brazilian Electricity Regulatory Agency (“ANEEL”). The concession agreement grants the right to construct, maintain, and operate the transmission lines, in exchange for a regulated return (“RAP”) during the concession period. Concessions are awarded for a period of 30 years and RAP is adjusted for inflation annually and updated every five years to reflect changes in third-party cost of capital.
The intangible asset at Brookfield Infrastructure’s U.K. port operation relates to a conservancy right. As a right in perpetuity issued by the Statutory Harbour Authority in the U.K., the conservancy right is classified as having an indefinite life, and is subject to an annual impairment review.
The carrying value as at December 31, 2023, of Brookfield Infrastructure’s indefinite lived intangibles is $967 million (2022: $866 million).
The following table presents the change in the cost balance of intangible assets:

US$ MILLIONS	2023	2022
Cost at beginning of the year	$13,718	$15,785
Acquisitions through business combinations(1)	4,020	302
Additions, net of disposals	284	149
Assets reclassified as held for sale	—	(793)
Assets held by subsidiaries disposed during the period(2)	—	(1,454)
Non-cash additions	(7)	47
Foreign currency translation	607	(318)
Cost at end of year	$18,622	$13,718

(1)See Note 6, Acquisition of Businesses, for additional information.
(2)Refer to Note 5, Disposition of Businesses, for further details.
The following table presents the accumulated amortization for Brookfield Infrastructure’s intangible assets:

US$ MILLIONS	2023	2022
Accumulated amortization at beginning of year	$(1,896)	$(1,571)
Assets held by subsidiaries disposed during the period(1)	—	5
Non-cash disposals	(2)	—
Amortization	(770)	(561)
Held for sale	—	211
Foreign currency translation	(109)	20
Accumulated amortization at end of year	$(2,777)	$(1,896)

(1)See Note 5, Disposition of Businesses, for further details.